STEIN ROE MUTUAL FUNDS

SEMIANNUAL REPORT
MARCH 31, 2001

PHOTO: HANDS WITH FLOWER

STEIN ROE EQUITY FUNDS

GROWTH FUNDS

           MIDCAP GROWTH FUND CLASS S



ARTWORK:
STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

Contents
------------------------------------------------------------------------------

From the President................................................     1

   Stephen E. Gibson's thoughts on the equity markets and investing

Performance Summary ..............................................     2

Questions & Answers
   An interview with portfolio manager Steve Hayward..............     3

Fund Highlights...................................................     5

Portfolio of Investments..........................................     6

   A complete list of investments with market values

Financial Statements..............................................    10

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................    14

Financial Highlights..............................................    18

   Selected per-share data and ratios

















                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------

Dear Shareholder:
By any measure, the US stock market presented investors with a challenge during the past six months. With economic conditions deteriorating rapidly, mid-cap stocks that led the market last summer fell into disfavor, and even those mid-cap stocks preferred by investors most recently provided little opportunity for positive results. Against this volatile backdrop, Stein Roe Midcap Growth Fund Class S's six-month return was disappointing, although not completely unexpected.
   The upheaval in the markets was a fresh reminder why basic principles like a clear objective, a long-term perspective and diversification are key to investment success. Historically, stock market advances have overcome short-term setbacks. Stocks have also outperformed both bonds and cash over the long term.
   Your fund's portfolio manager, Steve Hayward, exhibited just this type of patience during the period. Even as strong market rotation favored undervalued stocks and punished many growth stocks, he continued to search out stocks of mid-sized companies which he felt had above-average potential to grow over the long run-in other words, the best growth stocks he could find. This singular focus, regardless of prevailing investment fads and economic trends, has helped the fund achieve positive double-digit returns in prior years. We believe that remaining true to this approach will be the key to strong results in the future as well.
   As always, we thank you for choosing Stein Roe Midcap Growth Fund Class S and for giving us the opportunity to serve your investment needs.

   Sincerely,

/s/ Stephen E. Gibson

   Stephen E. Gibson
   President
   May 10, 2001

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.




photo of Stephen E. Gibson

Performance Summary
--------------------------------------------------------------------------------

                          Average Annual Total Returns
                           Period ended March 31, 2001
                                               SIX
                                              MONTHS        ONE        LIFE OF
                                           (CUMULATIVE)     YEAR        FUND*
--------------------------------------------------------------------------------
Stein Roe Midcap Growth Fund Class S           -35.47%     -40.10%       6.31%
S&P MidCap 400 Index                           -14.21       -6.96       14.78
Morningstar Mid-Cap Growth Category            -36.75      -37.09       20.99

* The fund commenced operations on 6/30/97.


Investment Comparisons
--------------------------------------------------------------------------------
Growth of a $10,000 Investment 6/30/97--3/31/01

chart:

              Stein Roe Midcap Growth Fund Class S           S&P MidCap 400 Index       Morningstar Mid-Cap Growth Category
6/30/97                                10000                          10000                              10000
                                      10470                          10990                            10823.9
                                    10219.8                        10976.8                              10786
9/30/97                             10769.6                          11608                            11556.5
                                    10469.1                          11103                            10961.3
                                    10598.9                        11267.4                            10877.8
                                    10959.3                        11704.5                            10997.4
                                    10908.9                        11482.1                            10856.3
                                    11888.5                        12432.9                            11822.9
3/31/98                             12658.9                        12993.6                            12415.1
                                    12638.6                        13231.4                              12540
                                    11999.1                          12636                            11887.5
                                    12749.1                        12715.6                            12429.1
                                    12088.7                        12222.2                            11805.3
                                    9529.49                        9947.65                            9442.12
9/30/98                             10409.1                        10875.8                            10151.5
                                    10639.1                        11848.1                            10649.7
                                    11389.2                        12439.3                            11458.3
                                    12629.4                        13941.9                            12859.8
                                    12639.5                        13399.6                            13337.8
                                    11479.2                        12697.5                            12462.9
3/31/99                             11999.2                          13053                            13332.5
                                    12239.2                        14081.6                            13879.4
                                    11939.4                        14143.5                            13826.6
                                    12908.8                        14898.8                            14869.4
                                    12748.8                        14582.9                            14782.8
                                    12738.6                        14084.2                            14780.3
9/30/99                               12508                          13649                            14942.4
                                    13028.3                        14345.1                              16178
                                    14247.8                        15098.2                            18014.1
                                    18024.9                          15995                            21296.8
                                    17395.8                          15544                            21039.1
                                    21273.3                        16632.1                            25843.8
3/31/00                             20998.9                        18024.2                            25017.1
                                    18359.3                        17395.1                            22619.7
                                    16664.8                        17177.7                            20939.9
                                    18389.6                        17430.2                            23586.1
                                    18876.9                        17705.6                            22741.7
                                    19760.3                        19683.3                            25613.3
9/30/00                             19491.6                        19549.5                            24756.6
                                    18125.2                        18886.7                              22979
                                    14723.1                        17460.8                            18764.7
                                    15491.7                        18796.5                            19857.9
                                    16563.7                        19215.7                              20346
                                      14321                        18118.5                            17391.6
3/31/01                               12579                        16772.3                            15396.2

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on June 30, 1997, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of midcap stocks that differs from the composition of the fund; it is not available for direct investment.
Source: Liberty Funds Distributor, Inc., Morningstar, Inc.

The fund's return is also compared to the average return of the funds included in the Morningstar Mid-Cap Growth category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant its information to be accurate, correct, complete or timely. It shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Averages.

Q&A
--------------------------------------------------------------------------------

An interview with Steve Hayward, Portfolio Manager of Stein Roe Midcap Growth Fund Class S

                                   Fund Data
   Investment Objective and Strategy:
   Stein Roe Midcap Growth Fund Class S seeks long-term growth by investing at least 65% of its assets in common stocks of mid-cap companies that the portfolio manager believes have long-term growth potential.

   Fund Inception:
   June 30, 1997

   Net Assets:
   $43.4 million

   artwork: compass rose

   photo of: Steve Hayward


Q: How did the Stein Roe Midcap Growth Fund Class S perform during the period?
A: For the six months ended March 31, 2001, Stein Roe Midcap Growth Fund Class S generated a total return of negative 35.47%. We are very disappointed with these results, which were well below the negative 14.21% total return for the fund's benchmark, the Standard & Poor's MidCap 400 Index.

Q: What was the cause of the fund's weak performance?
A: We attribute the fund's significant decline to its basic growth-oriented investment objectives. After years of heated growth, the US gross domestic product (GDP) fell to an annualized rate of just 1.0% in the fourth quarter of 2000. This created concerns about the possibility of recession, and investors turned to defensive stocks with a greater probability of meeting earnings projections. The highest growth industries, where earnings are less predictable (such as technology and telecommunications), fell out of favor.
   This rotation heightened our challenge as growth-oriented investors. Nonetheless, we remained focused on populating the portfolio with a diverse mix of aggressive growth stocks of medium-capitalization companies. We continued to buy companies which we believed to have the potential to grow earnings at 15% to 20% annually. We sold stocks of companies that no longer met our criteria and companies which had matured into large-cap enterprises.

Q: How did declines in the technology sector impact fund performance?

A: Due to the fund's relatively high weighting in technology stocks at the beginning of the period, the downturn in the technology sector hurt performance. The fund began the six-month period with an above-average weighting in technology. Over the course of the six months, we reduced the technology allocation to 13% of net assets. We also changed our approach to the sector, seeking out companies that generate fairly constant revenues by providing technology-based services to other businesses.
   One such company is Investors Financial Services (2.7% of net assets). The company has developed a special niche in the area of statement generation, tax reporting and fund accounting for financial services companies. With the highest profit margins in the business, Investors Financial Services is expected to grow 20% to 30% annually in the next few years.

Q: Did you make any other adjustment to portfolio weightings?
A: We slightly increased the fund's holdings of consumer staples, consumer cyclicals, energy and health care stocks-all areas that fared better than technology. For instance, we purchased Constellation Brands (1.6% of net assets), which manufactures and imports 180 brands of beer, wine and spirits. It competes in a fairly stable industry and has been growing at a rate of 20% per year.

Q: What is your outlook for the months to come?
A: It's difficult to know whether the slowing economy has reached its lowest point, or when that may happen. It's also difficult to predict when the inventory problems plaguing hardware and software companies will be resolved, or when the shakeout in Internet businesses will end. As long as these major influences on the market remain uncertain, we expect investors will continue to seek the "safe haven" of any stock with relatively consistent earnings. Thus, we look for an uneven market with swift sector rotations in the coming months and will be increasingly selective in our purchases.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Total return performance includes all changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of 3/31/01 and are subject to change. The S&P MidCap 400 Index is an unmanaged group of stocks not associated with any Stein Roe fund. It is not available for direct investment.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Mid-cap stocks are more volatile than stocks of larger companies.

Fund Highlights As of March 31, 2001
--------------------------------------------------------------------------------
                      Stein Roe Midcap Growth Fund Class S
                    Top 10 Equity Holdings (% of net assets)
--------------------------------------------------------------------------------

Kohl's                        4.3%     USA Networks                       2.8%
Harley-Davidson               3.5      Forest Labs                        2.7
Express Scripts               3.0      Biomet                             2.7
Four Seasons Hotels           2.8      Investors Financial Services       2.7
Bed Bath & Beyond             2.8      Devon Energy                       2.7

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future. Stein Roe Midcap Growth Fund Class S is a class of Liberty Midcap Growth Fund.

--------------------------------------------------------------------------------

                           Equity Portfolio Highlights
                                                                     S&P MIDCAP
                                                      PORTFOLIO      400 INDEX
--------------------------------------------------------------------------------
Number of Holdings                                        55            400
Dollar Weighted Median Market Capitalization ($mil.)   6,287          2,383

--------------------------------------------------------------------------------
                            Economic Sector Breakdown
                                      Equity Portfolio     S&P MidCap 400 Index

                                              (%)               (%)
SIDE-BY-SIDE PIE CHARTS:

Consumer Cyclical                            28.7              14.5
Consumer Staples                             16.1               8.0
Technology                                   14.4              20.0
Health Care                                  10.1              10.9
Financials                                    9.3              16.3
Energy                                        7.7               7.4
Capital Goods                                 5.1               6.8
Utilities                                     4.8               8.4
Transportation                                2.4               2.0
Communication Services                        2.0               1.5
Basic Materials                               0.0               4.2


Sector breakdowns are calculated as a percentage of equity market value. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and sector breakdowns in the future.

Industry sectors in the following financial statements are based on the standard industrial classifications (SIC) as published by the US Office of Management and Budget. The sector classifications on this page are based upon the advisor defined criteria as used in the investment process.

--------------------------------------------------------------------------------

                                Asset Allocation
                                  As of March 31, 2000     As of March 31, 2001

                                                (%)                    (%)
SIDE-BY-SIDE PIE CHARTS:

Equities                                       91.0                   97.7
Cash and Equivalents                            9.0                    2.3

Stein Roe Midcap Growth Fund
--------------------------------------------------------------------------------

Investment Portfolio
March 31, 2001 (Unaudited)
(All amounts in thousands)

COMMON STOCKS - 97.7%                                       SHARES         VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY PRODUCTS - 36.5%
   BROADCASTING & CABLE - 6.9%
   Cox Radio, Inc., Class A (a)......................           40        $  840
   Univision Communications, Inc., Class A (a).......           25           954
   USA Networks, Inc. (a)............................           50         1,197
                                                                        --------
                                                                           2,991
                                                                        --------
   DEPARTMENT STORES - 4.3%
   Kohl's Corp. (a)..................................           30         1,851
                                                                        --------

   DISTILLERS & VINTNERS - 1.6%
   Constellation Brands, Inc., Class A (a)...........           10           712
                                                                        --------

   GENERAL MERCHANDISE STORES - 0.9%
   Dollar General Corp...............................           20           409
                                                                        --------

   HOTELS - 5.2%
   Carnival Corp.....................................           30           830
   Four Seasons Hotels, Inc..........................           25         1,237
   Hilton Hotels Corp................................           20           209
                                                                        --------
                                                                           2,276
                                                                        --------
   LEISURE FACILITIES - 2.1%
   International Speedway Corp., Class A.............           25           927
                                                                        --------

   LEISURE PRODUCTS - 1.5%
   Callaway Golf Co..................................           30           666
                                                                        --------

   MOTORCYCLE MANUFACTURERS - 3.5%
   Harley-Davidson, Inc..............................           40         1,518
                                                                        --------

   PERSONAL PRODUCTS - 3.5%
   Estee Lauder Companies, Inc.......................           30         1,093
   Steiner Leisure Ltd. (a)..........................           25           411
                                                                        --------
                                                                           1,504
                                                                        --------
   RESTAURANTS - 2.0%
   Starbucks Corp. (a)...............................           20           849
                                                                        --------

   SPECIALTY STORES - 5.0%
   Bed Bath & Beyond, Inc. (a).......................           50         1,228
   Tiffany & Co......................................           35           954
                                                                        --------
                                                                           2,182
                                                                        --------
ENERGY - 7.8%
   OIL & GAS EQUIPMENT & SERVICES - 2.4%
   Smith International, Inc..........................           15         1,053
                                                                        --------

   OIL & GAS EXPLORATION & PRODUCTS - 5.4%
   Apache Corp.......................................           20         1,152
   Devon Energy Corp.................................           20         1,164
                                                                        --------
                                                                           2,316
                                                                        --------
See notes to investment portfolio.

Stein Roe Midcap Growth Fund Continued
--------------------------------------------------------------------------------

                                                            SHARES         VALUE
--------------------------------------------------------------------------------

FINANCIALS - 9.0%
   CONSUMER FINANCE - 1.4%
   Metris Companies, Inc.............................           30        $  623
                                                                        --------

   DIVERSIFIED FINANCIAL SERVICES - 5.2%
   Bear Stearns Co., Inc.............................           15           686
   Investors Financial Services Corp.................           20         1,173
   Raymond James Financial, Inc......................           15           417
                                                                        --------
                                                                           2,276
                                                                        --------
   PROPERTY & CASUALTY INSURANCE  - 2.4%
   MGIC Investment Corp..............................           15         1,026
                                                                        --------

HEALTH CARE - 9.9%
   HEALTH CARE DISTRIBUTORS & SERVICES - 3.0%
   Express Scripts, Inc., Class A (a)................           15         1,300
                                                                        --------

   HEALTH CARE EQUIPMENT - 2.7%
   Biomet, Inc.......................................           30         1,182
                                                                        --------

   HEALTH CARE FACILITIES - 1.5%
   Health Management Associates, Inc. (a)............           40           622
                                                                        --------

   PHARMACEUTICALS - 2.7%
   Forest Laboratories, Inc. (a).....................           20         1,185
                                                                        --------

INDUSTRIALS - 15.0%
   AIR FREIGHT & COURIERS - 2.3%
   Expeditors International Washington, Inc..........           20         1,009
                                                                        --------

   DATA PROCESSING SERVICES - 2.1%
   Fiserv, Inc. (a)..................................           20           899
                                                                        --------

   DIVERSIFIED COMMERCIAL SERVICES - 3.0%
   Edison Schools, Inc. (a)..........................           20           405
   IMS Health, Inc...................................           35           872
                                                                        --------
                                                                           1,277
                                                                        --------
   EMPLOYMENT SERVICES - 1.3%
   Robert Half International, Inc. (a)...............           25           559
                                                                        --------

   ELECTRICAL COMPONENTS & EQUIPMENT  - 1.9%
   Molex, Inc., Class A..............................           30           834
                                                                        --------

   HEAVY ELECTRICAL EQUIPMENT - 0.5%
   Spectrasite Holdings, Inc. (a)....................           50           216
                                                                        --------

   INDUSTRIAL MACHINERY - 1.4%
   Mettler-Toledo International, Inc. (a)............           15           617
                                                                        --------

   TRADING COMPANIES & DISTRIBUTORS - 2.5%
   Fastenal Co.......................................           20         1,090
                                                                        --------


See notes to investment portfolio.

Stein Roe Midcap Growth Fund Continued
--------------------------------------------------------------------------------

                                                            SHARES         VALUE
--------------------------------------------------------------------------------

TECHNOLOGY HARDWARE & EQUIPMENT - 13.4%
   APPLICATIONS SOFTWARE - 1.9%
   National Instruments Corp. (a)....................           20        $  652
   Rational Software Corp. (a).......................           10           178
                                                                        --------
                                                                             830
                                                                        --------
   IT CONSULTING & SERVICES - 2.5%
   Safeguard Scientifics, Inc. (a)...................           20           112
   SunGard Data Systems, Inc. (a)....................           20           984
                                                                        --------
                                                                           1,096
                                                                        --------
   SEMICONDUCTOR EQUIPMENT - 1.9%
   Novellus Systems, Inc.  (a).......................           20           811
                                                                        --------

   SEMICONDUCTORS - 2.9%
   Altera Corp. (a)..................................           25           536
   Flextronics International Ltd. (a)................           35           525
   Optical Communication Products, Inc. (a)..........           30           210
                                                                        --------
                                                                           1,271
                                                                        --------
   TELECOMMUNICATIONS EQUIPMENT - 4.2%
   Comverse Technology, Inc. (a).....................           16           913
   ONI Systems Corp. (a).............................           15           292
   Scientific-Atlanta, Inc...........................           15           624
                                                                        --------
                                                                           1,829
                                                                        --------
TELECOMMUNICATION SERVICES - 1.5%
   INTEGRATED TELECOM SERVICES - 0.3%
   XO Communications, Inc., Class A (a)..............           20           140
                                                                        --------

   WIRELESS TELECOM SERVICES - 1.2%
   Crown Castle International Corp. (a)..............           35           518
                                                                        --------

UTILITIES - 4.6%
   ELECTRIC UTILITIES - 2.2%
   Calpine Corp. (a).................................           17           936
                                                                        --------

   GAS UTILITIES - 2.4%
   Kinder Morgan, Inc................................           20         1,064
                                                                        --------

TOTAL COMMON STOCKS (cost of $45,516)................                     42,464
                                                                        --------
--------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 0.6%                             PAR
--------------------------------------------------------------------------------

   U.S. Treasury Notes,
   7.500%, 5/15/02 (cost of $255)....................        $ 250           259
                                                                         -------
TOTAL INVESTMENTS (cost of $45,771)(b)...............                     42,723
                                                                         -------
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 2.1%
COMMERCIAL PAPER
   UBS Financial,
   5.400% (c), 4/2/01................................          920           920
                                                                         -------
--------------------------------------------------------------------------------



See notes to investment portfolio.

Stein Roe Midcap Growth Fund Continued
--------------------------------------------------------------------------------

                                                                           VALUE
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES, NET - (0.4)%...........                    $ (197)
                                                                       --------
NET ASSETS - 100.0%..................................                  $ 43,446
                                                                       ========
--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)      Non-income producing.
(b)      Cost for federal income tax is the same.
(c)      Rate represents yield at time of purchase.






















See notes to financial statements.


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

March 31, 2001 (Unaudited)
(In thousands, except for per share data and footnotes)


ASSETS
Investments at value (cost $45,771)...............                        $42,723
Short-term obligations............................                            920
                                                                          -------
                                                                           43,643
Cash..............................................        $     1
Receivable for:
   Fund shares sold...............................            136
   Investments sold...............................            342
   Dividends......................................              5
   Interest.......................................              7
Expense reimbursement due from Advisor............             15
Other.............................................             39             545
                                                         --------         -------
   Total Assets...................................                         44,188
LIABILITIES
Payable for:
   Fund shares repurchased........................             10
   Investments purchased..........................            664
Accrued:
   Management fee.................................             29
   Transfer agent fee.............................              8
   Administration fee.............................              6
   Bookkeeping fee................................              2
   Other..........................................             23
                                                         --------
   Total Liabilities..............................                            742
                                                                          -------
NET ASSETS........................................                         43,446
                                                                          -------
CLASS A
Net asset value & redemption price per share ($380/37)                    $ 10.31(a)
                                                                          -------
Maximum offering price per share ($10.31/0.9425)..                        $ 10.94(b)
                                                                          -------
Class B
Net asset value & offering price per share ($1,899/185)                   $ 10.27(a)
                                                                          -------
Class C
Net asset value & offering price per share ($197/19)                      $ 10.25(a)
                                                                          -------
Class S
Net asset value, redemption price & offering price per share
($40,969/3,969)...................................                        $ 10.32
                                                                          -------
Class Z
Net asset value, redemption price & offering price per share
($1/(c))..........................................                        $ 10.32
                                                                          -------
COMPOSITION OF NET ASSETS
Capital paid in...................................                        $47,533
Accumulated net investment loss...................                           (246)
Accumulated net realized loss.....................                           (793)
Net unrealized depreciation.......................                         (3,048)
                                                                          -------
                                                                          $43,446
                                                                          =======

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)      On sales of $50,000 or more the offering price is reduced.
(c)      Rounds to less than one.


See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2001 (Unaudited)
(All amounts in thousands)

INVESTMENT INCOME
Interest..........................................                      $   54
Dividends.........................................                          46
                                                                      --------
                                                                           100
EXPENSES
Management fee....................................            201
Administration fee................................             40
12b-1 Service and Distribution fees...............              6
Transfer agent fee................................             67
Bookkeeping fee...................................             12
Trustees' fee.....................................              6
Custodian fee.....................................              3
Audit Fee.........................................             10
Legal Fee.........................................              1
Registration fee..................................             43
Reports to shareholders...........................              5
Other.............................................             21
                                                         --------
                                                              415
Fees and expenses waived or borne by the Advisor..            (68)
Fees waived by the Distributor....................            (a)
Custodian credits earned..........................             (1)         346
                                                         --------     --------
   Net Investment Loss............................                        (246)
                                                                      --------

NET REALIZED & UNREALIZED LOSS ON PORTFOLIO POSITIONS
Net realized loss.................................                        (725)
Net change in unrealized appreciation/depreciation during
   the period.....................................                     (22,479)
                                                                      --------
   Net Loss.......................................                     (23,204)
                                                                      --------
Decrease in Net Assets from Operations............                    $(23,450)
                                                                      --------

(a)      Rounds to less than one.







See notes to financial statements.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

(All amounts in thousands)


                                                      (UNAUDITED)
                                                      SIX MONTHS            YEAR
                                                            ENDED           ENDED
                                                        MARCH 31,   SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                            2001            2000(A)
                                                      --------------------------
OPERATIONS:
Net investment loss...............................       $   (246)       $   (564)
Net realized gain (loss)..........................           (725)         15,190
Net change in unrealized appreciation/depreciation        (22,479)          8,847
                                                         --------        --------
   Net Increase (decrease) from Operations........        (23,450)         23,473
                                                         --------        --------
DISTRIBUTIONS:
From net realized gains - Class A.................            (15)            (b)
From net realized gains - Class B.................            (40)            (b)
From net realized gains - Class C.................             (5)            (b)
From net realized gains - Class S.................         (2,689)         (9,226)
From net realized gains - Class Z.................            (b)             (b)
                                                         --------        --------
                                                          (26,199)         14,247
                                                         --------        --------
FUND SHARE TRANSACTIONS:
Receipts for shares sold - Class A................          4,482             160
Value of distributions reinvested - Class A.......             12             (b)
Cost of shares repurchased - Class A..............         (4,168)             --
                                                         --------        --------
                                                              326             160
                                                         --------        --------
Receipts for shares sold - Class B................          2,332             194
Value of distributions reinvested - Class B.......             37             (b)
Cost of shares repurchased - Class B..............           (120)             --
                                                         --------        --------
                                                            2,249             194
                                                         --------        --------
Receipts for shares sold - Class C................            226              31
Value of distributions reinvested - Class C.......              5             (b)
Cost of shares repurchased - Class C..............             (1)             --
                                                         --------        --------
                                                              230              31
                                                         --------        --------
Receipts for shares sold - Class S................          9,219          27,801
Value of distributions reinvested - Class S.......          2,557           8,741
Cost of shares repurchased - Class S..............        (11,101)        (29,369)
                                                         --------        --------
                                                              675           7,173
                                                         --------        --------
Receipts for shares sold - Class Z................             --               1
Value of distributions reinvested - Class Z.......            (b)             (b)
                                                         --------        --------
                                                              (b)               1
                                                         --------        --------

   Net Increase from Fund Share Transactions......          3,480           7,559
                                                         --------        --------
     Total Increase (Decrease)....................        (22,719)         21,806

NET ASSETS
Beginning of period...............................         66,165          44,359
                                                         --------        --------
End of period (including accumulated net investment loss of
   $246 and $0, respectively).....................       $ 43,446        $ 66,165
                                                         ========        ========

(a) Class A, Class B, Class C and Class Z shares were initially offered on July 31, 2000.
(b)      Rounds to less than one.



See notes to financial statements.


page 12.

Statement of Changes in Net Assets - cont.
-------------------------------------------------------------------------------



                                                      (UNAUDITED)
                                                      SIX MONTHS            YEAR
                                                            ENDED           ENDED
                                                        MARCH 31,   SEPTEMBER 30,
NUMBER OF FUND SHARES                                        2001            2000(A)
                                                       ----------    ------------
Sold - Class A....................................            301              10
Issued for distributions reinvested - Class A.....              1             (b)
Repurchased - Class A.............................           (275)             --
                                                         --------        --------
                                                               27              10
                                                         --------        --------
Sold - Class B....................................            180              12
Issued for distributions reinvested - Class B.....              3             (b)
Repurchased - Class B.............................            (10)             --
                                                         --------        --------
                                                              173              12
                                                         --------        --------
Sold - Class C....................................             17               2
Issued for distributions reinvested - Class C.....            (b)             (b)
Repurchased - Class C.............................            (b)              --
                                                         --------        --------
                                                               17               2
                                                         --------        --------
Sold - Class S....................................            664           1,537
Issued for distributions reinvested - Class S.....            198             519
Repurchased - Class S.............................           (800)         (1,695)
                                                         --------        --------
                                                               62             361
                                                         --------        --------
Sold - Class Z....................................             --             (b)
Issued for distributions reinvested - Class Z.....            (b)             (b)
                                                         --------        --------
                                                              (b)             (b)
                                                         --------        --------

(a) Class A, Class B, Class C and Class Z shares were initially offered on July 31, 2000.
(b)      Rounds to less than one.







See notes to financial statements.

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

March 31, 2001


Note 1. Organization
Stein Roe Midcap Growth Fund - Class S and Liberty Midcap Growth Fund -- Class A, Class B, Class C and Class Z (collectively, the Fund) is a series of Liberty-Stein Roe Funds Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. Effective July 31, 2000, the Fund began offering Class A, Class B, Class C and Class Z shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class Z. Class S shares are offered continuously at net asset value. Class A, Class B and Class C has its own sales charge and each share class has its own expense structure. Please refer to the Fund's prospectus for more information on Class A, Class B, Class C and Class Z shares. The financial highlights for Class A, Class B, Class C and Class Z are presented in a separate semi-annual report.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Security valuation and transactions
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
   Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.
   Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
   Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.
   Security transactions are accounted for on the date the securities are purchased, sold or mature.
   Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.
Determination of class net asset values and financial highlights
All income, expenses (other than 12b-1 service fees, Class A, Class B and Class C distribution fees and Class A, Class B, Class C, Class S and Class Z Transfer Agent fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for

Notes to Financial Statements Continued
--------------------------------------------------------------------------------
purposes of determining the net asset value of each class.
   The per share data was calculated using the average shares outstanding during the period.
Federal income taxes
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-date.
   The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
Other
Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

Note 2. Fees and Compensation Paid to Affiliates
Management fee
Stein Roe and Farnham Inc. (the Advisor) is the investment Advisor of the Fund and receives a monthly fee as follows:

Average net assets    Annual fee rate
------------------    ---------------
First $500 million              0.75%
Next $500 million               0.70%
Next $500 million               0.65%
Over $1.5 billion               0.60%

Administrative fee
The Advisor also provides accounting and other services for a monthly fee as follows:

Average net assets    Annual fee rate
--------------           ------------
First $500 million             0.150%
Next $500 million              0.125%
Next $500 million              0.100%
Over $1.5 billion              0.075%

Bookkeeping fee
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million.
Transfer agent fee
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses. For more information on the Transfer Agent fee applicable to Class A, Class B, Class C and Class Z, please refer to the Fund's prospectus.

Notes to Financial Statements Continued
-------------------------------------------------------------------------------
Underwriting discounts, service and distribution fees
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter.
   The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee on Class A, Class B and Class C net assets. The plan also requires the payment of a distribution fee to the Distributor on Class A, Class B and Class C shares, only. The fee structure for the 12b-1 plan is defined in the Class A, Class B and Class C prospectus.
Expense limits
The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually of the Fund's average daily net assets. Other
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

Note 3. Portfolio Information
Investment activity
During the six months ended March 31, 2001, purchases and sales of investments, other than short-term obligations, were $56,710,160 and $55,123,297, respectively.
   Unrealized appreciation (depreciation) for the six months ended March 31, 2001 based on cost of investments for federal income tax purposes was:
Gross unrealized
   appreciation          $  3,402,431
Gross unrealized
   depreciation            (6,450,930)
                          -----------
   Net unrealized
     depreciation        $ (3,048,499)
                          ===========

Other
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.
The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either

Notes to Financial Statements Continued
--------------------------------------------------------------------------------
the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.


Note 4. Line of Credit
The Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by each Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "other" expenses on the Statement of Operations. For the six months ended March 31, 2001, the Trust and Fund had no borrowings under the agreement.

Note 5. Other Related Party Transactions
During the six months ended March 31, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial Management Associates, Inc. as a broker. Total commissions paid to AlphaTrade Inc. during the six months were $3,969.


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period are as follows:
                                                                             CLASS S
                                               -----------------------------------------------------
                                              (UNAUDITED)
                                              SIX MONTHS                                     PERIOD
                                                   ENDED                                      ENDED
                                               MARCH 31,      YEARS ENDED SEPTEMBER 30,   SEPTEMBER 30,
                                                    2001       2000      1999     1998       1997(A)
                                               ----------    --------  -------- --------     --------
NET  ASSET VALUE - BEGINNING OF PERIOD           $ 16.84    $ 12.51   $ 10.41    $ 10.77      $ 10.00
                                                --------    --------  --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)(c)........                 (0.06)     (0.16)    (0.10)     (0.07)         --
Net realized and unrealized gain (loss)            (5.77)      7.11      2.20      (0.29)        0.77
                                                 --------   --------  --------  --------     --------
   Total from investment operations                (5.83)      6.95      2.10      (0.36)        0.77
                                                 --------   --------  --------  --------     --------
DISTRIBUTIONS
   From net realized gains........                 (0.69)     (2.62)       --        --           --
                                                 --------   --------  --------  --------     --------
NET ASSET VALUE - END OF PERIOD...               $ 10.32    $ 16.84   $ 12.51    $ 10.41      $ 10.77
                                                 ========   ========  ========  ========     ========
Ratio of net expenses to
   average net assets (c)(d)......                 1.25%(e)   1.25%     1.25%(f)    1.25%        1.25%(e)
Ratio of net investment income (loss)
   to average net assets (c)(d)...               (0.90)%(e) (0.93)%   (0.97)%(f)  (0.64)%        0.02%(e)
Portfolio turnover rate...........                  109%(h)    242%      133%         75%           3%(h)
Total return (g)(i)...............              (35.47)%(h)  55.83%    20.17%     (3.34)%        7.70%(h)
Net assets at end of period (000's)              $40,969    $65,776   $44,359     $49,974      $49,830

(a)From commencement of operations on June 30, 1997.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Net of fees waived or reimbursed by affiliates, if applicable.
(d)The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e)Annualized.
(f)During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of 11 basis points as a result of expenses accrued in a prior period.
(g)Total return at net asset value assuming all distributions reinvested.
(h)Not annualized.
(i)Had the affiliates not waived or reimbursed a portion of the expenses, total return would have been reduced.

Liberty-Stein Roe Funds Investment Trust
--------------------------------------------------------------------------------
Trustees
Douglas A. Hacker
Executive Vice President and Chief Financial
  Officer of UAL, Inc.
Janet Langford Kelly
Executive Vice President-Corporate Development,
  General Counsel and Secretary, Kellogg Co.
Richard W. Lowry
Private Investor
Salvatore Macera
Private Investor
William E. Mayer
Managing Partner, Park Avenue Equity Partners
Charles R. Nelson
Van Voorhis Professor, Department of Economics,
  University of Washington; Consultant on
  economic and statistical matters
John J. Neuhauser
Academic Vice President and Dean of Faculties,
  Boston College
Joseph E. Palombo
Chief Operations Officer, Mutual Funds, Liberty
  Financial Companies, Inc.; Executive Vice
  President and Director of Colonial Management
  Associates, Inc. and Stein Roe & Farnham
  Incorporated; Executive Vice President and
  Chief Administrative Officer of Liberty Funds
  Group LLC
Thomas C. Theobald
Managing Partner, William Blair Capital Partners
Thomas E. Stitzel
Business Consultant and Chartered
  Financial Analyst
Anne-Lee Verville
Consultant

Officers
Stephen E. Gibson, President
Kevin M. Carome, Executive Vice President
J. Kevin Connaughton, Treasurer
William J. Ballou, Secretary

Agents and Advisors
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Liberty Funds Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers  LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Focus Fund
Midcap Growth Fund*
Capital Opportunities Fund
International Fund
Small Company Growth Fund
Asia Pacific Fund
Global Thematic Equity Fund
European Thematic Equity Fund
*Formerly Growth Opportunities Fund



                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                                  800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.

                                                  S20-03/443F-0301 (5/01) 01/959